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                                                                Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" and "Selected Financial Data" in the Prospectus.



KPMG Peat Marwick LLP
Orlando, Florida
May 29, 1997